THE PRUDENTIAL SERIES FUND, INC.
   PRUDENTIAL JENNISON PORTFOLIO

   20/20 FOCUS PORTFOLIO














PROSPECTUS:  May 1, 1999

   As with all mutual funds, filing this prospectus with the SEC does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.



                                            [LOGO]     PRUDENTIAL
                                                       INVESTMENTS

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TABLE OF CONTENTS

      1     RISK/RETURN SUMMARY

            Prudential Jennison Portfolio
            -----------------------------
      1     Investment Objective and Principal Strategies
      1     Principal Risks
      2     Evaluating Performance

            20/20 Focus Portfolio
            ---------------------
      3     Investment Objective and Principal Strategies
      3     Principal Risks
      3     Evaluating Performance

      4     HOW THE PORTFOLIOS INVEST
      4     Prudential Jennison Portfolio
      6     20/20 Focus Portfolio

      8     INVESTMENT RISKS

      12    HOW THE PORTFOLIOS ARE MANAGED
      12    Investment Adviser
      12    Investment Sub-Advisers
      12    Portfolio Managers

      13    HOW TO BUY AND SELL SHARES OF THE FUND
      13    How to Buy and Sell Shares
      13    Net Asset Value
      14    Distributor

      14    OTHER INFORMATION
      14    Federal Income Taxes
      15    Year 2000
      15    Monitoring for Possible Conflicts

      16    FINANCIAL HIGHLIGHTS

   For More Information (Back Cover)

RISK/RETURN SUMMARY

This prospectus provides information about the Jennison Portfolio and the 20/20 Focus Portfolio (each, a Portfolio, and collectively, the Portfolios), which are separate portfolios of the Prudential Series Fund, Inc. (the Fund).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. This prospectus relates only to Class II shares of the Portfolios. Class II shares are sold only to separate accounts of insurance companies other than The Prudential Insurance Company of America (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account is simply an accounting device used to keep the assets invested in certain insurance contracts separate from the general assets and liabilities of the insurance company.)

The following section highlights key information about each Portfolio. Additional information follows this summary and is provided in the Fund's Statement of Additional Information (SAI), which provides information with respect to all of the investment portfolios of the Fund, including the Jennison Portfolio and the 20/20 Focus Portfolio.


------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to achieve LONG-TERM GROWTH OF CAPITAL. To achieve our objective, we invest primarily in equity securities of major established corporations that we believe offer above-average growth prospects. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 3 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)
---------------------------------------------------------------------------
          1996              1997                1998
---------------------------------------------------------------------------
         14.41%            31.71%              37.46%

---------------------------------------------------------------------------
Best Quarter: 29.46% (4th quarter of 1998) Worst Quarter: (12.07)% (3rd quarter of 1998)

* THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/98)
------------------------------------------------------------------------------
                                               SINCE
                                               INCEPTION
                           1 YEAR              (4/25/95)
                           ------              ---------
Class I shares             37.46%               29.60%
S&P 500**                  28.60%               29.32%
Lipper Average***          24.94%               25.38%

------------------------------------------------------------------------------


  * THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

 ** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500) - AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES -GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

*** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

------------------------------------------------------------------------------
20/20 FOCUS PORTFOLIO
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. We seek to achieve this goal by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a "growth" approach, which means he seeks companies that exhibit higher-than-average earnings growth. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

Because our strategy for the Portfolio involves investing primarily in 40 or fewer securities, there is the risk that a loss resulting from the decline in value of one security may represent a greater portion of the total assets of the Portfolio than a portfolio that invests in a greater number of securities. In addition, the Portfolio's investments may not be as widely spread across sectors of the economy as a portfolio with a greater number of securities. Thus, the Portfolio's performance may be more sensitive to developments in a single sector of the economy than other portfolios.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

The Portfolio commenced operations in 1999, so there is no performance history to report.

HOW THE PORTFOLIOS INVEST

While the Portfolios have some common attributes, each one has its own portfolio managers, investment objective and policies, performance information, and risks. Therefore, some sections of this prospectus deal with each Portfolio separately, while other sections address two or more Portfolios at the same time. In sections that concern one particular Portfolio as identified in the section heading, "the Portfolio" refers to that particular Portfolio.

------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to achieve LONG TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

-----------SIDEBAR-----------------------------------------------------
INVESTMENT STRATEGY

We seek to invest in equity securities of established companies with above-average growth prospects. We select stocks on a company-by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

-----------------------------------------------------------------------

In pursuing our objective, we normally invest 65% of the Portfolio's total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

For the balance of the Portfolio, we may invest in COMMON STOCKS, PREFERRED STOCKS and OTHER EQUITY-RELATED SECURITIES of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

In addition, we may invest in DEBT SECURITIES and MORTGAGE-RELATED SECURITIES. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES. In addition, up to 30% of the Portfolio's assets may be invested in FOREIGN EQUITY and EQUITY-RELATED SECURITIES. For these purposes, we do not consider American Depositary Receipts
(ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in MONEY MARKET instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on those futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A short sale is "against-the-box" when the Portfolio owns an equal amount of the securities sold short or owns securities that can be converted into the securities sold.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS money (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

------------------------------------------------------------------------------
20/20 FOCUS PORTFOLIO
------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

-----------SIDEBAR--------------------------------------------------------------
VALUE & GROWTH APPROACHES

Our strategy is to combine the efforts of two outstanding
portfolio managers, each with a different investment style,
and to invest in only the favorite stock picks of each
manager. One manager will invest using a VALUE approach,
which means he will attempt to identify strong companies
selling at a discount from their perceived true value. The
other manager will use a GROWTH approach, which means he
seeks companies that exhibit higher-than-average earnings
growth.
-------------------------------------------------------------------------------

To achieve this objective, the Portfolio will invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio's assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, holding less than 5% in cash, under normal market conditions.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as PREFERRED STOCKS, CONVERTIBLE STOCKS, and equity interests in PARTNERSHIPS, JOINT VENTURES and OTHER NONCORPORATE ENTITIES. We may also invest in WARRANTS and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in CASH, OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES and DERIVATIVES. Up to 20% of the Portfolio's total assets may be invested in FOREIGN SECURITIES. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

The Portfolio may also invest in REAL ESTATE INVESTMENT TRUSTS (REITs). A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

We may invest in high quality MONEY MARKET INSTRUMENTS. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a market index, currency or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell FUTURES CONTRACTS on stock indexes and foreign currencies and OPTIONS on those contracts; and purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for SHORT SALES AGAINST-THE-BOX which means the Portfolio owns securities identical to those sold short.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS money (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

AS NOTED, ALL INVESTMENTS INVOLVE RISK, AND INVESTING IN THE PORTFOLIOS IS NO EXCEPTION. THIS CHART OUTLINES THE KEY RISKS AND POTENTIAL REWARDS OF THE PRINCIPAL INVESTMENTS AND CERTAIN OTHER INVESTMENTS EACH PORTFOLIO MAY MAKE. SEE ALSO, "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS" IN THE SAI.


  INVESTMENT          PORTFOLIO &
     TYPE             % OF ASSETS                        RISKS                              POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
EQUITY AND     Equity-related            o  Individual stocks could lose              o  Historically, stocks have
EQUITY-RELATED securities:                  value                                        outperformed other
SECURITIES     PRUDENTIAL JENNISON                                                       investments over the long
                                         o  The equity markets could go                  term
               (AT LEAST 65%)               down, resulting in a decline in
                                            value of a Portfolio's investments        o  Generally, economic
                                                                                         growth means higher
               20/20 FOCUS               o  Companies that pay dividends                 corporate profits, which
                                            may not do so if they don't have             leads to an increase in
               (AT LEAST 80%)               profits or adequate cash flow                stock prices, known as
                                                                                         capital appreciation
                                         o  Changes in economic or
                                            political conditions, both U.S.           o  May be a source of
                                            and international, may result in             dividend income
                                            a decline in the value of a
                                            Portfolio's investments                   o  Highly successful
                                                                                         small-cap companies can
                                         o  Small-cap companies are more                 outperform larger ones
                                            likely to reinvest earnings and
                                            not pay dividends

                                         o  Changes in interest rates may affect
                                            the securities of small- and
                                            medium-sized companies more than the
                                            securities of larger companies


----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT     PRUDENTIAL JENNISON       o  The Portfolio's holdings,                    o  Bonds have generally
GRADE DEBT                                  share price, yield, and total                   outperformed money market
SECURITIES     (UP TO 35%)                  return may fluctuate in response                instruments over the long
                                            to bond market movements                        term with less risk than
                                                                                            stocks
                                         o  Credit risk - the default of
                                            an issuer would leave a Portfolio            o  Most bonds will rise in
                                            with unpaid interest or                         value when interest rates
                                            principal.  The lower a bond's                  fall
                                            quality, the higher its potential
                                            volatility                                   o  Regular interest income

                                         o  Market risk - the risk that o                o  Generally more secure risk
                                            Investment grade bonds the market               may affect an industry, than stocks
                                            value of an investment have a lower             since companies sector, or the
                                            risk of default may move up or down,            market as a whole must pay their
                                            sometimes rapidly or unpredictably.             debts before they pay dividends
                                            Market

                                         o  Interest rate risk - the value of
                                            most bonds will fall when interest
                                            rates rise; the longer a bond's
                                            maturity and the lower its credit
                                            quality, the more its value
                                            typically falls. It can lead to
                                            price volatility
------------------------------------------------------------------------------------------------------------------------
FOREIGN        PRUDENTIAL JENNISON       o  Foreign markets, economies and              o  Investors can participate
SECURITIES                                  political systems may not be as                in the growth of foreign
               (UP TO 35%)                  stable as in the U.S.                          markets and companies
                                                                                           operating in those markets
                                         o  Currency risk - changing
               20/20 FOCUS                  values of foreign currencies                o  Changing value of foreign
                                                                                           currencies
               (UP TO 20%)               o  May be less liquid than US
                                            stocks and bonds                            o  Opportunities for

                                         o  Differences in foreign laws,                   diversification
                                            accounting standards, public
                                            information, custody and
                                            settlement practices

                                         o  Year 2000 conversion may be
                                            more of a problem for some
                                            foreign issuers


------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES    Options on Equity         o  Derivatives, such as futures,                o  A Portfolio could make
               Securities: PRUDENTIAL       options and foreign currency                    money and protect against
               JENNISON GROWTH              forward contracts, may not fully                losses if the investment
                                            offset the underlying positions                 analysis proves correct
               (% VARIES)                   and this could result in losses
                                            to a Portfolio that would not                o  Derivatives that involve
               Options on Stock Indexes:    have otherwise occurred                         leverage could generate
               BOTH PORTFOLIOS                                                              substantial gains at low cost
                                         o  Derivatives used for risk
               (% VARIES)                   management may not have the                  o  One way to manage a
                                            intended effects and may result                 Portfolio's risk/return
               Futures Contracts on         in losses or missed opportunities               balance is to lock in the
               stock indexes:                                                               value of an investment ahead
               BOTH PORTFOLIOS           o  The other party to a                            of time
                                            derivatives contract could default
               (% VARIES)
                                         o  Derivatives that involve
                                            leverage could magnify losses

                                         o  Certain types of derivatives
                                            involve costs to a Portfolio that
                                            can reduce returns

------------------------------------------------------------------------------------------------------------------------
MORTGAGE       PRUDENTIAL JENNISON       o  Prepayment risk - the risk                   o  Regular interest income
BACKED &                                    that the underlying mortgage or
ASSET-BACKED   (UP TO 35%)                  other debt may be prepaid                    o  Pass-through instruments
SECURITIES                                  partially or completely,                        provide greater
               20/20 FOCUS                  generally during periods of                     diversification than direct
                                            falling interest rates, which                   ownership of loans
               (UP TO 20%)                  could adversely affect yield to
                                            maturity and could require a                 o  Certain mortgage-backed
                                            Portfolio to reinvest in                        securities may benefit from
                                            lower-yielding securities                       security interest in real

                                         o  Credit risk - the risk that estate
                                            collateral the underlying mortgages
                                            or receivables will not be paid by
                                            debtors or by credit insurers or
                                            guarantors of such instruments and
                                            thus may involve greater risk
                                         o  Market risk
-------------------------------------------------------------------------------          ---------------------------------
REAL ESTATE    20/20 FOCUS               o  Performance depends on the                   o  Real estate holdings can
INVESTMENT                                  strength of real estate markets,                generate good returns from
TRUSTS         (% VARIES)                   REIT management and property                    rents, rising market values,
(REITS)                                     management which can be affected                etc.
                                            by many factors, including
                                            national

--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                            and regional economic                        o  Greater diversification
                                            conditions                                      than direct ownership
---------------------------------------------------------------------------------------------------------------------------
HIGH-QUALITY   BOTH PORTFOLIOS           o  Credit risk-the risk that the                o  Regular interest income
MONEY MARKET                                borrower can't pay back the money
OBLIGATIONS    (UP TO 100% ON A             borrowed                                     o  Generally more secure
OF ALL TYPES   TEMPORARY BASIS)                                                             than stocks since companies
                                         o  Market risk - the risk that must pay
                                            their debts before the obligations
                                            may lose value they pay dividends
                                            because interest rates change or
                                            there is a lack of confidence in the
                                            borrower
--------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED    When-issued and delayed   o  Use of such instruments and                  o  Use of instruments may
AND DELAYED    delivery securities:         strategies may magnify                          magnify underlying
DELIVERY       PRUDENTIAL JENNISON          underlying  investment losses                   investment gains
SECURITIES
AND SHORT      (% VARIES)                o  Investment costs may exceed
SALES                                       potential underlying investment
               Short Sales:                 gains
               20/20 FOCUS

               (% VARIES)

               Short Sales Against the
               Box:
               BOTH PORTFOLIOS

               (% VARIES)
------------------------------------------------------------------------------------------------------------------------
ILLIQUID       BOTH PORTFOLIOS           o  May be difficult to value                    o  May offer a more
SECURITIES                                  precisely                                       attractive yield than more
               (15% OF NET ASSETS)                                                          widely traded securities
                                         o  May be difficult to sell at
                                            the time or price desired
------------------------------------------------------------------------------------------------------------------------

HOW THE PORTFOLIOS ARE MANAGED


------------------------------------------------------------------------------
INVESTMENT ADVISER
------------------------------------------------------------------------------

Prudential serves as the overall investment adviser for the Fund. Founded in 1875, it is responsible for the management of the Fund and provides investment advice and related services to each Portfolio. As of December 31, 1998, Prudential had total assets under management of approximately $334 billion. Prudential is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The following chart lists the total investment advisory fees paid in 1998 as a percentage of the Portfolio's average net assets. For the two new Portfolios, the following chart describes the fee arrangement.

 ------------------------------------------------------------
                                     TOTAL ADVISORY FEES AS %
 PORTFOLIO                           OF AVERAGE NET ASSETS
 ------------------------------------------------------------
 Prudential Jennison                         0.60
 20/20 Focus                                 0.75



------------------------------------------------------------------------------
INVESTMENT SUB-ADVISERS
------------------------------------------------------------------------------

For each Portfolio, a sub-adviser provides day-to-day investment management. Prudential pays the sub-adviser out of the fee Prudential receives from the Fund.

Prudential Investment Corporation (PIC), a wholly owned subsidiary of Prudential, provides investment advisory services for the value equity portion of the 20/20 Focus Portfolio. PIC's address is 751 Broad Street, Newark, New Jersey 07102.

Jennison Associates LLC (Jennison), a wholly owned subsidiary of Prudential, provides substantially all of the investment advisory services for the Prudential Jennison Portfolio and the growth equity portion of the assets for the 20/20 Focus Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. As of December 31, 1998, Jennison had over $46 billion in assets under management for institutional and mutual fund clients.


------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

PRUDENTIAL JENNISON PORTFOLIO

This Portfolio is managed by Messrs. Spiros "Sig" Segalas, CFA, and James N. Kannry, CFA, and Ms. Kathleen A. McCarragher, CFA, of Jennison since 1999. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Segalas is one of the co-managers of the Prudential Jennison Portfolio and the 20/20 Focus Portfolio.

Mr. Kannry, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972. He spent more than a dozen years as part of Jennison's research team before assuming portfolio management responsibilities several years ago. He holds a Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer (1992-1998) and State Street Research and Management Company, where she was a member of the Investment Committee.

20/20 FOCUS PORTFOLIO

Thomas R. Jackson, Managing Director of PIC, manages approximately 50% of the Portfolio's assets. Mr. Jackson joined PIC in 1990 and has over 30 years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, each a private money management firm, where he managed pension and other accounts for institutions and individuals. Mr. Jackson was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. Mr. Jackson began managing at Chase Manhattan Bank. He is a member of the New York Society of Security Analysts.

Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages approximately 50% of the Portfolio's assets. (See description under "Jennison Portfolio," above.)

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

The Fund offers two classes of shares in the Portfolio - Class I and Class II. This prospectus relates only to Class II shares of the Portfolio. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts.

HOW TO BUY AND SELL SHARES

The only way to invest in the Portfolio is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio.

Class II shares of the Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

When you purchase or sell shares of the Portfolio the price you will pay or receive, as the case may be, is based on the share's value. This is known as the net asset value or NAV. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV of each share class of the Portfolio is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolio's NAV will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem their shares.

All SHORT-TERM DEBT SECURITIES with remaining maturities of 60 days or less are valued on an amortized cost basis. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

OTHER DEBT SECURITIES -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of the Portfolio pay to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges.


OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

YEAR 2000

The services provided to the Fund and the shareholders by the Fund's investment adviser, sub-advisers, distributor, transfer agent and custodians depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's investment adviser, sub-advisers, distributor, transfer agent and custodians have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since mid-1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and may offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the THREE YEARS ENDED DECEMBER 31, 1998 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 1995 WAS AUDITED BY THE OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.



                                                              PRUDENTIAL JENNISON
                                 ------------------------------------------------------------------------------
                                                         Year Ended
                                                        December 31,                        April 25, 1995(d)
                                 ------------------------------------------------                  to
                                               1998          1997            1996          December 31, 1995(a)
                                               ----          ----            ----          --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ......   $17.73        $14.32          $12.55                $10.00
                                              ------        ------          ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................     0.04          0.04            0.02                  0.02
Net realized and unrealized gains on
  investments .............................     6.56          4.48            1.78                  2.54
                                              ------        ------          ------                ------
    Total from investment operations ......     6.60          4.52            1.80                  2.56
                                              ------        ------          ------                ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......    (0.04)        (0.04)          (0.03)                (0.01)
Distributions from net realized gains .....    (0.38)        (1.07)             --                    --
                                              ------        ------          ------                ------
    Total distributions ...................    (0.42)        (1.11)          (0.03)                (0.01)
                                              ------        ------          ------                ------
Net Asset Value, end of period ............   $23.91        $17.73          $14.32                $12.55
                                              ------        ------          ------                ------
TOTAL INVESTMENT RETURN:(b) ...............   37.46%        31.71%          41.41%                24.20
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ... $1,198.7        $495.9          $226.5                 $63.1
Ratios to average net assets:
  Expenses ................................     0.63%         0.64%           0.66%                 0.79%(c)
  Net investment income ...................     0.20%         0.25%           0.20%                 0.15%(c)
Portfolio turnover rate ...................       54%           60%             46%                   37%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c)  Annualized.
(d)  Commencement of operations.

                    (This page intentionally left blank.)

FOR MORE INFORMATION

Additional information about the Fund and the Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(including a discussion of market conditions and strategies that significantly affected the Portfolio's performance during the previous year)

SEMI-ANNUAL REPORT

To obtain these documents or to ask any questions about the Fund:

      -  Call toll-free (800) 778-2255

      - Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
--------

Securities and Exchange Commission

Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
----------

PUBLIC REFERENCE ROOM
IN WASHINGTON, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
-----------------
http://www.sec.gov

SEC File No. 811-03623